SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Sabre Corporation

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on May 24, 2017 for Sabre Corporation

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SABR. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 12, 2017.

For a Convenient Way to VIEW Proxy Materials and VOTE Online Go to: www.proxydocs.com/SABR

Proxy Materials Available to View or Receive:

1. Proxy Statement    2. Annual Report

Printed materials may be requested by one of the following methods:

Internet:	www.investorelections.com/SABR
Telephone:	(866) 648-8133
E-mail*:	paper@investorelections.com

*	If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 12 digit control number located in the shaded gray box below.

ACCOUNT NO.	SHARES

Notice of Annual Stockholder Meeting
Date:	Wednesday, May 24, 2017
Time:	9:30 A.M. (Central Daylight Time)
Place:	3150 Sabre Drive, Southlake, Texas 76092

The purpose of the Annual Meeting is to take action on the following proposals:

Proposals to be voted on at the meeting are listed below along with the recommendations of the Board of Directors.

The Board of Directors recommends that you vote “FOR” the following nominees (term to expire at the 2020 Annual Meeting of Stockholders).

1.	Election of Directors

Nominees	01 Renée James	03 Sean Menke
	02 Gary Kusin	04 Greg Mondre

The Board of Directors recommends that you vote “FOR” proposals 2 and 3.

2.	Proposal 2 –	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2017.

3.	Proposal 3 –	To amend our Amended and Restated Certificate of Incorporation to facilitate the implementation of a majority vote standard in uncontested elections of directors.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE.

To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.